UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report June 13, 2023
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 13, 2023, Enservco Corporation (the “Company” or “Enservco”) held its 2023 Annual Meeting of Stockholders (“Annual Meeting”) at 2:00 p.m. Mountain Time at the Company’s headquarters. Only stockholders of record as of the close of business on April 21, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 18,718,108 shares of the Company’s common stock (“Common Stock”) were issued, outstanding and entitled to vote, of which a majority of the shares entitled to vote at the Annual Meeting were represented, in person or by proxy, and constituted a quorum for purposes of the Annual Meeting. The results of the stockholder vote on each proposal brought before the meeting were as follows:

Proposal No. 1. Election of Directors. The stockholders elected four directors by a plurality of the votes, as follows:

Robert S. Herlin

Votes For	Votes Withheld
7,388,536	628,595

Williams A. Jolly

Votes For	Votes Withheld
7,586,859	430,272

Kevin Chesser

Votes For	Votes Withheld
7,946,408	70,723

Richard A. Murphy

Votes For	Votes Withheld
7,401,940	615,191

Proposal No. 2. For purposes of the NYSE American, the issuance to Cross River Partners of up to 5,122,402 additional shares of the Company’s common stock and warrants to acquire 2,968,720 shares of the Company's common stock upon the conversion of certain convertible promissory notes:

Votes For	Votes Against	Abstentions
7,654,149	351,402	11,580

Proposal No. 3. The stockholders ratified the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
12,176,040	42,083	25,402

No other items were presented for shareholder approval at the Annual Meeting.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 16, 2023.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Chair and CEO